FIRST AMENDMENT TO CREDIT AGREEMENT
                    -----------------------------------

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT is made as of the 10th day of November, 2000 by and among CORRECTIONAL SERVICES CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware (the "COMPANY"); each of the Subsidiaries of the Company that is a signatory hereto or that, pursuant to Section 9.1.20(b) of the Credit Agreement (as hereinafter defined), shall become a party hereto (individually, a "SUBSIDIARY GUARANTOR" and, collectively, the "SUBSIDIARY GUARANTORS"; and the Subsidiary Guarantors collectively with the Company, the "OBLIGORS"); each of the lenders that is a signatory hereto or that, pursuant to Section 12.6(b) of the Credit Agreement, shall become a "Lender" hereunder (individually, a "LENDER" and, collectively, the "LENDERS"); and SUMMIT BANK, a New Jersey banking corporation, as syndication agent for the Lenders (in such capacity, together with its successors in such capacity, the "SYNDICATION AGENT").

                           W I T N E S S E T H:
                           -------------------

     WHEREAS, the Company, the Subsidiary Guarantors, the Lenders and the Syndication Agent entered into a Credit Agreement dated August 31, 1999 (the "Credit Agreement"); and

     WHEREAS, the Company has requested the Syndication Agent and the Lenders to make certain amendments to the Credit Agreement as more fully described herein, and the Syndication Agent and the Lenders have agreed to do so, subject to and in accordance with the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Defined Terms. Except as otherwise indicated herein, all words and terms defined in the Credit Agreement shall have the same meanings when used herein.

     2.    Amendments to Credit Agreement.

          (a) The following definitions appearing in Section 1 of the Credit Agreement are hereby amended to read in their entirety as follows:

          "Applicable Margin" shall mean:

               (i) with reference  to  Revolving Credit Loans that are
     Base Rate Loans or LIBOR Loans, an amount in excess of the Base Rate or the LIBOR Rate, as the case may be, determined from time to time in accordance with the table set forth below. The Applicable Margin shall change on the fifth Business Day following receipt by the Syndication Agent of a Compliance Certificate of the Company demonstrating that the ratio of the consolidated Total Funded Debt of the Company and its Subsidiaries to Adjusted EBITDA as at the last day of the immediately preceding fiscal quarter of the Company shall be at a different level in the table below, whereupon the Applicable

     Margin shall be reduced or increased to the applicable percentage set forth in such table. Notwithstanding the foregoing, the Applicable Margin shall not be reduced at any time during which an Event of Default shall have occurred and be continuing:

                                  Applicable Margin for   Applicable Margin for
            Ratio of Total          Revolving Credit      Revolving Credit Loans
            Funded Debt to           Loans that are              that are
Level       Adjusted EBITDA          Base Rate Loans           LIBOR Loans
-----       ---------------          ---------------           -----------
  I            >3.75:1                    2.00%                    3.50%
               -

  II           <3.75:1 and                1.75%                    3.25%
               >3.25:1
               -

  III          <3.25:1 and                1.50%                    3.00%
               >2.75:1
               -

  IV           <2.75:1 and                1.25%                    2.75%
               >2.25:1
               -

  V            <2.25:1                    1.00%                    2.50%

               (ii) with reference to DD Loans that are Base Rate Loans, an amount equal to 1.00%.

          Notwithstanding the foregoing, if, as a result of prevailing market conditions and despite a good faith effort by Summit Bank to sell down a portion of its Commitments and Loans, Summit Bank has been unable by August 31, 2001 to reduce its Commitment to less than 50% of the sum of all Commitments, then the Syndication Agent and the Company shall in good faith negotiate an increase in the Applicable Margin to facilitate a sell down by Summit Bank of its Commitment and Loans.

          "Capital Event" shall mean (i) an Equity Issuance, (ii) a Disposition, other than a Contemplated Disposition, or (iii) an issuance by any Obligor of any Indebtedness described in clause
     (a) or (b) of the definition "Indebtedness."

          "EBITDA" shall mean, for any period, for the Company and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), the sum of (a) Consolidated Net Income, PLUS (b) depreciation and amortization expense deducted in the determination of such Consolidated Net Income, PLUS (c) Consolidated Interest Expense deducted in the determination of such Consolidated Net Income, PLUS (d) federal and state income taxes as determined in accordance with GAAP and deducted in the determination of such Consolidated Net Income, MINUS (e) any items of gain which are extraordinary items as defined in GAAP to the extent reflected in the determination of

     Consolidated Net Income, PLUS (f) any losses which are extraordinary items as defined in GAAP to the extent reflected in the determination of Consolidated Net Income PLUS (g) non-cash compensation and accruals, PLUS (h) non-cash contributions or accruals to or with respect to deferred profit sharing plans PLUS
     (i) subject to the approval of the Agent in its reasonable discretion, non-recurring, non-cash expenses.

          "Excess Cash Flow" shall mean:

               (i) the sum of the following: (A) EBITDA PLUS (B) proceeds of business interruption or similar insurance PLUS (C) decreases in working capital (but excluding from the calculation thereof (1) any change in working capital resulting solely from a change in the aggregate outstanding Revolving Credit Loans for the period during which Excess Cash Flow is being calculated and
     (2) the portion of the DD Loans that would be deemed a current liability for the period during which Excess Cash Flow is being calculated) PLUS (D) cash payments received as a result of tax refunds; MINUS

               (ii) the sum of the following: (A) Consolidated Interest Expense plus scheduled payments of principal on term loans PLUS (B) Capital Expenditures that are not funded with debt or equity PLUS (C) increases in working capital (but excluding from the calculation thereof (1) any change in working capital resulting solely from a change in the aggregate outstanding
     Revolving Credit Loans for the period during which Excess Cash Flow is being calculated and (2) the portion of the DD Loans that would be deemed a current liability for the period during which Excess Cash Flow is being calculated) PLUS (D) cash payments for taxes.

         Notwithstanding the foregoing, in no event shall the proceeds of a Capital Event or a Contemplated Disposition be included in the calculation of Excess Cash Flow.

          "Permitted Investments" shall mean (a) direct obligations of the United States of America, or of any agency thereof, or obligations guaranteed as to principal and interest by the United States of America, or of any agency thereof, in either case maturing not more than 90 days from the date of acquisition thereof; (b) certificates of deposit issued by any Lender or by any bank or trust company organized under the laws of the United States of America or any state thereof and having capital, surplus and undivided profits of at least $500,000,000, maturing not more than 90 days from the date of acquisition thereof;
     (c) commercial paper rated A-1 or better or P-1 by Standard & Poor's Corporation or Moody's Investors Services, Inc., respectively, maturing not more than six months from the date of acquisition thereof; (d) commercial paper of any Lender (or any Affiliate thereof located in the United States of America) that is rated A-1 or better or P-1 by Standard and Poor's Corporation or Moody's Investors Services, Inc., respectively, maturing not more than six months from the date of acquisition thereof;
     (e) repurchase agreements entered into with any Lender or with any bank or trust company satisfying the conditions of clause (b) hereof that are secured by any obligation of the type described in clauses (a) through (d) of this definition; (f) money market funds acceptable to the Required Lenders; and (g) Permitted Stock Repurchases.

          "Required Lenders" shall mean (i) until such time as Summit Bank's Commitment constitutes less than 50% of the sum of all Commitments, Lenders holding 100% of the Commitments (or, if the Commitments have terminated or expired, 100% of the aggregate unpaid principal amount of the Loans), and (ii) from and after the date on which Summit Bank's Commitment constitutes less than 50% of the sum of all Commitments, Lenders holding 66-2/3% of the Commitments (or, if the Commitments have terminated or expired, 66-2/3% of the aggregate unpaid principal amount of the Loans).

          "Revolving Credit Commitment" shall mean, for each Lender, the obligation of such Lender to make Loans in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Lender on Schedule 1 under the caption "Amount of Commitment for Revolving Credit Loan" (as the same may be reduced from time to time pursuant to Section 2.3 hereof). The aggregate principal amount of the Revolving Credit Commitments was originally $30,000,000 and, from and after November 10, 2000, shall be $25,000,000.

          "Senior Debt" shall mean Total Funded Debt of the Company and its Subsidiaries MINUS Subordinated Debt.

          "UCC" shall mean the Uniform Commercial Code as in effect from time to time in any applicable jurisdiction, including, as and when adopted, the revisions to Article 9 thereof.

          (b) The following definitions are hereby added to Section 1 of the Credit Agreement:

          "Available Excess Cash Flow" shall mean (i) for the fiscal quarter ending September 30, 2000, 25% of the Excess Cash Flow of the Company for such fiscal quarter, (ii) for the fiscal quarter ending December 31, 2000, the difference between (A) 25% of the Excess Cash Flow of the Company for the six-month period then ended and (B) the aggregate amount of Permitted Stock Repurchases (other than Permitted Stock Repurchases made with the net proceeds of a Contemplated Disposition) made by the Company during such six-month period, (iii) for the fiscal quarter ending March 31, 2001, the difference between (A) 25% of the Excess Cash Flow of the Company for the nine-month period then ended and (B) the aggregate amount of Permitted Stock Repurchases (other than Permitted Stock Repurchases made with the net proceeds of a Contemplated Disposition) made by the Company during such nine-month period, and (iv) for the fiscal quarter ending June 30, 2001 and each of the Company's fiscal quarters thereafter, the difference between (A) 25% of the Excess Cash Flow of the Company for the 12-month period then ended and (B) the aggregate amount of Permitted Stock Repurchases (other than Permitted Stock Repurchases made with the net proceeds of a Contemplated Disposition) made by the Company during such 12-month period.

          "Contemplated Dispositions" shall collectively mean (i) the sale of the Company's Tampa Bay Academy, (ii) the sale of certain undeveloped land owned by the Company and located in the State of Washington and (iii) the assignment to, and assumption by, Dominion Management Group of the contracts for the Crowley and McLoud facilities.

          "Permitted Stock Repurchase" shall mean a repurchase by the Company on the open market of its publicly traded capital stock, so long as (i) such repurchases do not exceed $10,000,000 in the aggregate, (ii) the amount of such repurchases made from time to time with the net proceeds of the Contemplated Dispositions received by the Company does not exceed the lesser of (A) $4,000,000 or (B) 50% of the net proceeds received by the Company from the Contemplated Dispositions, as certified by a senior financial officer of the Company in a certificate delivered to the Syndication Agent prior to each such repurchase, (iii) each repurchase other than the repurchases described in the preceding clause (ii) is in an amount that does not exceed 25% of the Available Excess Cash Flow of the Company, as demonstrated in the Compliance Certificate delivered by the Company as at the end of each of its fiscal quarters and (iv) no Event of Default exists at the time of, or would result from, such repurchase.

          "Total Funded Debt" shall mean, for any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money (whether by loan or the issuance and sale of debt securities) or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under Capital Leases, (d) all obligations of such Person in respect of letters of credit, acceptances or similar instruments issued or created for the account of such Person, (e) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product to which such Person is a party, where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP.

          (c) Each of the definitions "Applicable Commitment Fee Rate," "Consolidated Debt Service," "Consolidated Interest Expense" and "Subordinated Debt" appearing in Section 1 of the Credit Agreement is hereby amended by substituting the term "Total Funded Debt" for the term "Indebtedness," wherever "Indebtedness" appears in the foregoing definitions.

          (d) Section 2.10.2 of the Credit Agreement is hereby amended to read in its entirety as follows:

          2.10.2  Excess Cash Flow.

          Not later than 90 days after the end of each fiscal year, commencing with the fiscal year ending December 31, 2000, the Company shall prepay the DD Loans in an aggregate amount equal to
     (i) 25% of the Excess Cash Flow for such fiscal year (computed on the basis of the financial statements provided to the Syndication Agent pursuant to Section 9.1(c) hereof); PROVIDED, HOWEVER, such prepayment shall only be required if the ratio of Total Funded Debt to EBITDA as at the end of such fiscal year equals or exceeds 2.0 to 1.0 PLUS (ii) the amount, if any, by which (A) the aggregate amount of Permitted Stock Repurchases (but excluding therefrom Permitted Stock Repurchases made with the net proceeds of a Contemplated Disposition) made by the Company during the immediately preceding fiscal year (or, in the case of the Company's fiscal year ending December 31, 2000, during the immediately preceding six-month period) exceeds (B) the Excess Cash Flow of the Company for such fiscal year (or, in the case of the Company's fiscal year ending December 31, 2000, for such six-month period). The Company shall demonstrate its computation of Excess Cash Flow and its prepayment of the DD Loans in its annual Compliance Certificate for such year.

          (e) Section 8.1.26 of the Credit Agreement is hereby amended to read in its entirety as follows:

          8.1.26 Default Of Total Funded Debt, Use Permits, Orders and Other Agreements.

               No Obligor is in breach or default of, and no event of default or event, which with the passage of time or giving of notice or both, would constitute, mature into or become a default or event of default, has occurred and is continuing with respect to (i) any Total Funded Debt of any kind or nature, (ii) any Use Permit, (iii) any judgment, order, award or decree issued by any court or governmental or administrative agency, or (iv) any agreement to which it is a party, which breach or default might have a Material Adverse Effect.


          (f) Section 9.1.6(f) of the Credit Agreement is hereby amended to read in its entirety as follows:

               (f) deposits to secure the performance of bids, trade contracts (other than for Indebtedness described in clauses (a) through (d) or (h) of the definition of Indebtedness), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

          (g) Section 9.1.7 of the Credit Agreement is hereby amended to read in its entirety as follows:

          9.1.7 Total Funded Debt.

               The Company will not, nor will it permit any of its Subsidiaries to, create, incur or suffer to exist any Total Funded Debt except (without duplication):

               (a) Total Funded Debt arising pursuant to the Basic Documents or the Operative Documents;

               (b) Total Funded Debt outstanding on the date hereof and listed in Part A of SCHEDULE 8.1.12 hereto;

               (c) Total Funded Debt of Subsidiaries of the Company to the Company or to other Subsidiaries of the Company;

               (d) Total Funded Debt of the Company and its Subsidiaries secured by Liens permitted under Section 9.1.6
     (other than Section 9.1.6(h)) hereof up to but not exceeding $500,000 at any one time outstanding;

               (e) Total Funded Debt of one or more Special Purpose Subsidiaries in an aggregate amount not exceeding $20,000,000 at any one time outstanding;

               (f)  Total   Funded   Debt  consisting  of  any  future
     Synthetic Lease Financing; and

               (g) additional Total Funded Debt of the Company and its Subsidiaries (including, without limitation, Capital Lease obligations) up to but not exceeding $500,000 at any one time outstanding.

          (h) Section 9.1.9 of the Credit Agreement is hereby amended to read in its entirety as follows:

          9.1.9 Dividend Payments.

          The Company will not, nor will it permit any of its Subsidiaries to, declare or make any Dividend Payment at any time, except a Dividend Payment (i) from a Subsidiary to the Company in order to fund the mandatory prepayment required under
     Section 2.1.10 hereof upon the occurrence of a Capital Event involving such Subsidiary and (ii) constituting a Permitted Stock Repurchase.

          (i) Section 9.1.10 of the Credit Agreement is hereby amended to read in its entirety as follows:

          9.1.10  Total Funded Debt to Adjusted EBITDA Ratio.

          The  Company  will   not   permit   the  ratio  of  (i)  the
     consolidated Total Funded Debt of the Company and its Subsidiaries as of the last day of any fiscal quarter of the Company ending during any test period set forth in the table below, to (ii) Adjusted EBITDA for the period of four consecutive fiscal quarters ending on the same day, to be greater than the ratio set forth opposite such test period below:

              Four Fiscal
            Quarters Ending                        Ratio
            ---------------                        -----
            September 30, 2000                     3.25:1

            December 31, 2000                      2.50:1
            and thereafter

          (j) Section 9.1.11 of the Credit Agreement is hereby amended to read in its entirety as follows:

               9.1.11   Senior Debt to Adjusted EBITDA Ratio.  [deleted]

          (k) Section 9.1.12 of the Credit Agreement is hereby amended to read in its entirety as follows:

          9.1.1 Consolidated Net Worth.

               The Company will not permit its Consolidated Net Worth to be less than its Consolidated Net Worth as at June 30, 2000 PLUS (i)
     90% of the Company's cumulative, positive (any loss shall be treated as zero) Consolidated Net Income earned from July 1, 2000 through the date of determination PLUS, (ii) 100% of the net proceeds of Equity Issuances from July 1, 2000 through such date of determination MINUS (iii) the aggregate amount of Permitted Stock Repurchases made from July 1, 2000 through such date of determination.

          (l) Section 9.1.13 of the Credit Agreement is hereby amended to read in its entirety as follows:

               9.1.13 Consolidated Total Funded Debt to Net Worth Ratio.

               The  Company  will  not permit the  ratio  of  (i)  the
     consolidated  Total  Funded  Debt   of   the   Company   and  its
     Subsidiaries to (ii) the sum of the consolidated Total Funded Debt of the Company and its Subsidiaries PLUS Consolidated Net Worth to exceed 70% at any time prior to December 31, 2001 or 65% from and after such date.

          (m) Section 10.1(b) of the Credit Agreement is hereby amended to read in its entirety as follows:

          (b) The Company or any of its Subsidiaries shall default in the payment when due of any principal of or interest on any of its other Total Funded Debt aggregating $250,000 or more, or in the payment when due of any amount under any Interest Rate Protection Agreement, or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Total Funded Debt or any event specified in any Interest Rate Protection Agreement shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such Total Funded Debt (or a trustee or agent on behalf of such holder or holders) to cause, such Total Funded Debt to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity; or in the case of any Interest Rate Protection Agreement, to permit the payments owing under such Interest Rate Protection Agreement to be liquidated or the Company shall be in default in or obligated to pay any "Recourse Deficiency Amount" (as that term is defined in the Master Agreement) in respect of the 1999 Synthetic Lease Financing; or

          (n) Section 12.6(b) of the Credit Agreement is hereby amended to read in its entirety as follows:

               (b) Each Lender may, with the consent of the Syndication Agent and (in the case of a Revolving Credit Lender) the Letter of Credit Issuer, assign any of its Loans, its Notes, its Letter of Credit Liabilities and its Commitments to an Eligible Assignee PROVIDED that (i) no such consent by the Syndication Agent shall be required in the case of any assignment to another Lender or an Affiliate of an assigning Lender; (ii) any such partial assignment shall be in an amount at least equal to $5,000,000 and, after giving effect thereto, the Commitment of both the assignor and the assignee is at least $1,000,000, unless the assignee is an Affiliate of an assigning Lender; and (iii) each such assignment by a Lender of its Loans, Letter of Credit Liabilities or Commitment shall be made in such manner so that the same portion of its Loans, Letter of Credit Liabilities and Commitment is assigned to the respective assignee. Upon execution and delivery by the assignor and the assignee to the Syndication Agent of an Assignment and Assumption Agreement substantially in the form of EXHIBIT C hereto (the "ASSIGNMENT AND ASSUMPTION AGREEMENT") pursuant to which such assignee agrees to become a "Lender" hereunder (if not already a Lender) having the Commitment(s), Letter of Credit Liabilities and Loans specified in such Assignment and Assumption Agreement, and upon the consent thereto by the Syndication Agent, to the extent required above, the assignee shall have, to the extent of such assignment (unless otherwise provided in such assignment with the consent of the Syndication Agent), the obligations, rights and benefits of a Lender hereunder holding the Commitment(s), Letter of Credit Liabilities and Loans (or portion thereof) assigned to it (in addition to the Commitment(s), Letter of Credit Liabilities and Loans, if any, theretofore held by such assignee) and the assigning Lender shall, to the extent of such assignment, be released from the Commitment(s) (or portion(s) thereof) so assigned. Upon each such assignment, (x) the assigning Lender shall pay the Syndication Agent an assignment fee of $3,500, and
     (y) the assignee shall for all purposes be deemed a party to the Intercreditor Agreement. Within five Business Days after receipt by the Company of (i) notice from the Syndication Agent of any assignment made pursuant to this Section 12.6(b) and (ii)

     Substitute Notes reflecting the Commitments and Loans assigned hereunder, the Company shall execute and deliver such Notes to the Syndication Agent for distribution to the appropriate parties.

          (o) Schedule 1 to the Credit Agreement is hereby deleted and replaced with Schedule 1 to this Agreement.

          (p) Part A of Schedule 8.1.12 to the Credit Agreement is hereby deleted and replaced with Schedule 8.1.12 to this Agreement.

          (q) Exhibit B to the Credit Agreement is hereby deleted and replaced with Exhibit B to this Agreement.

     3. Guaranty Reaffirmation. The Subsidiary Guarantors hereby acknowledge and agree to the amendments to the Credit Agreement effected by this Agreement. Each of the Subsidiary Guarantors hereby reaffirms all of the terms and conditions of the guaranty set forth in Section 6 of the Credit Agreement and agrees that such guaranty is applicable to all of the Guaranteed Obligations, as amended by this Agreement and the documents being executed and delivered pursuant hereto. The Subsidiary Guarantors hereby acknowledge and agree that they have no defenses, offsets or counterclaims with respect to the Guaranteed Obligations and hereby waive and release all claims against the Syndication Agent and the Lenders with respect thereto.

     4. Substitute Notes. To evidence the decrease in the aggregate Revolving Credit Commitment from $30,000,000 to $25,000,000, the Company is, concurrently herewith, executing and delivering to each of the
Revolving Credit Lenders a substitute Revolving Credit Note (each a "Substitute Note") in substitution for, but not repayment of, the Revolving Credit Note (each a "Prior Note") heretofore issued to each such Revolving Credit Lender. The parties acknowledge and agree that the execution and delivery of the Substitute Notes shall not constitute a repayment, refinancing, accord and satisfaction or novation of the Prior Notes or the indebtedness evidenced thereby.

     5. Representations And Warranties. In order to induce the Syndication Agent and the Lenders to enter into this Agreement and amend the Credit Agreement as provided herein, each Obligor hereby represents and warrants to the Syndication Agent and the Lenders that:

          (a) All of the representations and warranties of the Obligors set forth in the Credit Agreement are true, complete and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof and as if set forth at length herein.

          (b) No Default or Event of Default presently exists and is continuing on and as of the date hereof.

          (c) Since the date of the Obligors' most recent financial statements delivered to the Syndication Agent, no Material Adverse Effect has occurred, and no event has occurred or failed to occur which has had or is likely to have a Material Adverse Effect.

          (d) Each Obligor has full power and authority to execute, deliver and perform any action or step which may be necessary to carry out the terms of this Agreement and all other agreements, documents and instruments, if any, executed and delivered by the Obligors to the Syndication Agent and the Lenders concurrently herewith or in connection herewith (collectively, the "Amendment Documents"); each Amendment Document to which any of the Obligors is a party has been duly executed and delivered by such Obligors and is the legal, valid and binding obligation of such Obligor enforceable in accordance with its terms, subject to any applicable bankruptcy, insolvency, general equity principles or other similar laws affecting the enforcement of creditors' rights generally.

          (e) The execution, delivery and performance of the Amendment Documents will not (i) violate any provision of any existing law, statute, rule, regulation or ordinance binding upon the Obligors, (ii) conflict with,  result in a breach  of,  or  constitute  a  default  under  (A)  the certificate of incorporation or by-laws or other equivalent formation documents of any Obligor, (B) any order, judgment, award or decree of any court, governmental authority, bureau or agency, or (C) any mortgage, indenture, material lease, contract or other material agreement or undertaking to which any Obligor is a party or by which any Obligor or its properties or assets may be bound, or (iii) result in the creation or imposition of any lien or other encumbrance upon or with respect to any property or asset now owned or hereafter acquired by any Obligor, other than liens in favor of the Syndication Agent for the ratable benefit of the Lenders.

          (f) No consent, license, permit, approval or authorization of, exemption by, notice to, report to, or registration, filing or declaration with any Person is required in connection with the execution, delivery, performance by the Obligors of the Amendment Documents or the transactions contemplated thereby.

     6. Syndication Agent's Costs. The Company shall on demand reimburse the Syndication Agent for all out-of-pocket costs, including legal fees and expenses, incurred by the Syndication Agent in connection with this Agreement and the other Amendment Documents and the transactions referenced herein.

     7. No Change. Except as expressly set forth herein or modified hereby, all of the terms and provisions of the Credit Agreement and the other Basic Documents are hereby reaffirmed in their entirety shall continue in full force and effect.

     8. Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one and the same instrument. This Agreement shall not be binding upon any party until all parties hereto have executed this Agreement and delivered it to the Syndication Agent.

     9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the undersigned have caused their duly authorized representatives to execute and deliver this Agreement as of the day and year first above written.

                              CORRECTIONAL SERVICES CORPORATION,
                              a Delaware corporation



                              By:   /s/ Ira M. Cotler
                                    ----------------------------
                                    Ira M. Cotler
                                    Executive Vice President


                              YOUTH SERVICES INTERNATIONAL, INC.
                              a Maryland corporation



                              By:   /s/ Ira M. Cotler
                                    ----------------------------
                                    Ira M. Cotler
                                    Executive Vice President


                              FF&E, INC., a New Jersey corporation



                              By:   /s/ Ira M. Cotler
                                    ----------------------------
                                    Ira M. Cotler
                                    Executive Vice President


                              COMMUNITY CORRECTIONS, INC., a
                              Texas corporation



                              By:   /s/ Ira M. Cotler
                                    ----------------------------
                                    Ira M. Cotler
                                    Executive Vice President

                    (Signatures continued on next page)

                              YOUTH SERVICES INTERNATIONAL
                              OF NORTHERN IOWA, INC., an
                              Iowa corporation



                              By:   /s/ Ira M. Cotler
                                    ----------------------------
                                    Ira M. Cotler
                                    Executive Vice President


                              YOUTH SERVICES INTERNATIONAL
                              OF BALTIMORE, INC., a Maryland
                              corporation



                              By:   /s/ Ira M. Cotler
                                    ----------------------------
                                    Ira M. Cotler
                                    Executive Vice President


                              YOUTH SERVICES INTERNATIONAL
                              OF VIRGINIA, INC., a Virginia
                              corporation



                              By:   /s/ Ira M. Cotler
                                    ----------------------------
                                    Ira M. Cotler
                                    Executive Vice President


                              YOUTH SERVICES INTERNATIONAL
                              HOLDINGS, INC., a Delaware corporation



                              By:   /s/ Ira M. Cotler
                                    ----------------------------
                                    Ira M. Cotler
                                    Executive Vice President


                    (Signatures continued on next page)

                              YOUTH SERVICES INTERNATIONAL
                              REAL PROPERTY PARTNERSHIP, LLP,
                              a Maryland limited liability partnership



                              By:   /s/ Ira M. Cotler
                                    ----------------------------
                                    Ira M. Cotler
                                    Executive Vice President of Both
                                    Partners


                              YOUTH SERVICES INTERNATIONAL
                              OF DELAWARE, INC., a Delaware
                              corporation



                              By:   /s/ Ira M. Cotler
                                    ----------------------------
                                    Ira M. Cotler
                                    Executive Vice President


                              YOUTH SERVICES INTERNATIONAL
                              OF ILLINOIS, INC., a Maryland
                              corporation



                              By:   /s/ Ira M. Cotler
                                    ----------------------------
                                    Ira M. Cotler
                                    Executive Vice President


                              YOUTH SERVICES INTERNATIONAL
                              OF MARYLAND, INC., a Maryland
                              corporation



                              By:   /s/ Ira M. Cotler
                                    ----------------------------
                                    Ira M. Cotler
                                    Executive Vice President


                    (Signatures continued on next page)

                              YOUTH SERVICES INTERNATIONAL
                              OF MINNESOTA, INC., a Maryland
                              corporation



                              By:   /s/ Ira M. Cotler
                                    ----------------------------
                                    Ira M. Cotler
                                    Executive Vice President


                              YOUTH SERVICES INTERNATIONAL
                              OF SOUTH DAKOTA, INC., a South Dakota
                              corporation



                              By:   /s/ Ira M. Cotler
                                    ----------------------------
                                    Ira M. Cotler
                                    Executive Vice President


                              YOUTH SERVICES INTERNATIONAL
                              OF TEXAS, INC., a Texas
                              corporation



                              By:   /s/ Ira M. Cotler
                                    ----------------------------
                                    Ira M. Cotler
                                    Executive Vice President


                              YSI OF CENTRAL IOWA, INC.,
                              an Iowa corporation



                              By:   /s/ Ira M. Cotler
                                    ----------------------------
                                    Ira M. Cotler
                                    Executive Vice President


                    (Signatures continued on next page)

                              YOUTH SERVICES INTERNATIONAL
                              OF IOWA, INC., a Maryland
                              corporation



                              By:   /s/ Ira M. Cotler
                                    ----------------------------
                                    Ira M. Cotler
                                    Executive Vice President


                              YOUTH SERVICES INTERNATIONAL
                              OF MICHIGAN, INC., a Michigan
                              corporation



                              By:   /s/ Ira M. Cotler
                                    ----------------------------
                                    Ira M. Cotler
                                    Executive Vice President


                              YOUTH SERVICES INTERNATIONAL
                              OF MISSOURI, INC., a Missouri
                              corporation



                              By:   /s/ Ira M. Cotler
                                    ----------------------------
                                    Ira M. Cotler
                                    Executive Vice President


                              YOUTH SERVICES INTERNATIONAL
                              OF TENNESSEE, INC., a Maryland
                              corporation



                              By:   /s/ Ira M. Cotler
                                    ----------------------------
                                    Ira M. Cotler
                                    Executive Vice President

                    (Signatures continued on next page)

                              YOUTH SERVICES INTERNATIONAL
                              SOUTHEASTERN PROGRAMS, INC.,
                              a Maryland corporation



                              By:   /s/ Ira M. Cotler
                                    ----------------------------
                                    Ira M. Cotler
                                    Executive Vice President


                              CSC MANAGEMENT DE PUERTO RICO, INC.,
                              a Puerto Rico corporation



                              By:   /s/ Ira M. Cotler
                                    ----------------------------
                                    Ira M. Cotler
                                    Executive Vice President


                              SUMMIT BANK,
                              as the Syndication Agent and a Lender



                              By:   /s/ Lisa Cohen
                                    ___________________________
                                    Lisa Cohen
                                    Vice President


                              SUNTRUST BANK, NASHVILLE, N.A.,
                              as a Lender



                              By:   /s/ William H. Crawford
                                    ___________________________
                                    William H. Crawford
                                    Vice President


                              BANCO POPULAR NORTH AMERICA


                              By:   /s/ Ronald B. Goldberg
                                    ___________________________
                                    Ronald B. Goldberg
                                    Vice President